SUPPLEMENT DATED OCTOBER 3, 2003
                         TO THE PROSPECTUS AND
              THE STATEMENT OF ADDITIONAL INFORMATION OF
                          THE INTEGRITY FUNDS
                      DATED SEPTEMBER 19, 2003


TO THE PROSPECTUS

I. Any reference to Integrity Funds Distributor, Inc., ("IFD") in the prospectus is replaced with the name Ranson Capital Corporation ("Ranson") pending final approval of a name change.

TO THE SAI

II. Under the section entitled "Distributor" beginning on page 34 and any reference pertaining to the Distributor thereafter please note the following:

On August 5, 2003, the Board of Directors of Ranson Capital Corporation ("Ranson") approved a name change from Ranson to Integrity Funds Distributor, Inc., ("IFD"). A notice of name change was subsequently filed with and approved by the State of Kansas.

As of October 3, 2003, the National Association of Securities Dealers (the "NASD") has not formally approved the name change and as result, IFD will continue to conduct business as the Funds' principal underwriter and distributor under the name Ranson until further notice.